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                                                                   EXHIBIT 10.37

                              GENERAL ASSIGNMENT

This Assignment entered into this 29th day of February 2000, by and between Drug Emporium, Inc., a Delaware corporation ("Assignor") and Drug Emporium.com, Inc., a Delaware Corporation ("Assignee").

                            Background Information

     A. Assignor entered into a certain Lease Agreement dated July 15, 1999 with Crow Family Holdings Industrial Limited Partnership ("Landlord") whereas Assignor leased the Premises located at 7643 National Turnpike, Louisville, Kentucky 40214 Demised Premises, referred to as Building No. 10 ("Leased Premises"). Said Lease being subsequently modified by an Early Occupancy Agreement dated July 15, 1999 (hereinafter collectively referred to as "Lease").

     B. Assignor is desirous of assigning its rights, title and interest as Tenant on to Assignee.

     C. Therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor and Assignee hereby agree to the following.

                            Statement of Agreement

     1. Effective on the 1st day of March, 2000 ("Assignment Date") Assignor hereby assigns any and all rights, title, and interest as Tenant under the afore-mentioned Lease to Assignee.

     2. Assignee hereby accepts said assignment and from the Assignment Date, acknowledges that it shall be obligated for all terms, conditions, rental payments and obligations as set forth in the Lease.

     Witness our hands this 29 day of February, 2000.


Signed in the Presence of:                   DRUG EMPORIUM, INC.

/s/ Louis C. Matt Jr.                        By: /s/ Terry Moore
- ----------------------------------               -------------------------------
                                             Name: Terry Moore
                                                   -----------------------------
/s/ Janice Jeffers                           Title: Chief Executive Officer
- ----------------------------------                  ----------------------------

                                             DRUG EMPORIUM.COM, INC.
/s/ Louis C. Matt Jr.
- ----------------------------------           By: ISI Michael P. Leach
                                                 -------------------------------
                                             Name: Michael P. Leach
/s/ Janice Jeffers                                 -----------------------------
- ----------------------------------           Title: CFO
                                                    ----------------------------
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                               ACKNOWLEDGEMENTS


State of Ohio
County of Delaware :SS

The foregoing acknowledgement was acknowledged before me this 29 day of February, 2000, by Terry L. Moore, as CFO, of Drug Emporium, Inc., a(n) Delaware corporation on behalf of the corporation.

                                             /s/ Kathleen R. Diersing
                                             ---------------------------------
                                             Notary Public
                                             Commission Expires:  June 18, 2003


State of Ohio
County of Delaware :SS

The foregoing acknowledgement was acknowledged before me this 29 day of February, 2000, by Michael P. Leach, as CFO, of Drug Emporium, Inc., a(n) Delaware corporation on behalf of the corporation.

                                             /s/ Kathleen R. Diersing
                                             ---------------------------------
                                             Notary Public
                                             Commission Expires:  June 18, 2003

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